SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 20, 2005
                                                           ------------------

                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                  0-9624                22-2332039
----------------------------   -------------       -------------------
(State or other jurisdiction    (Commission          (I.R.S. Employer
     of incorporation)          File Number)        Identification No.)


  Suite 1300, 1105 N. Market St., PO Box 8985, Wilmington, Delaware, 19899-8985
-------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (302) 427-7599
                                                           --------------



Item 7.01 Regulation FD Disclosure

   The Registrant's management is scheduled to make a presentation on September 20, 2005 at approximately 1:00 PM (PST) at the Second Annual Merriman Curhan
Ford & Co. Investor Summit being held at the Mark Hopkins Hotel in San Francisco, CA.

   A copy of the presentation information is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

   See exhibit 99.1, Power Point presentation.

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES



                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         INTERNATIONAL THOROUGHBRED
         BREEDERS, INC.


         By:      s/ Francis W. Murray

               Francis W. Murray, President and
               Chief Executive Officer



Date: September 20, 2005

                                                                    Exhibit 99.1

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                   International Thoroughbred Breeders, Inc.

                             Corporate Presentation
                               September 20, 2005

Forward-Looking Statements

This presentation  includes  forward-looking  statements regarding future events and the future performance of the company. These forward-looking statements entail various significant risks and uncertainties that could cause their actual results to differ materially from those expressed in such forward-looking statements. Any statements which refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Examples of forward-looking statements include, without limitation, the company's ability to achieve all approvals necessary to launch its vessels on a timely basis, the company's ability to refinance certain of its debt instruments, and the growth and accessibility of gaming opportunities domestically and internationally. Viewers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, but to refer to documents the company files with the United States Securities and Exchange Commission, as these contain and identify important factors that could cause results to differ materially from those contained in any forward-looking statements.



                            Corporate and Operations
                                    Overview

                               Francis X. Murray
                Chief Executive Officer - Palm Beach Casino Line

      Overview of ITB

      o  NASDAQ OTC: ITGB.PK

      o Operator of the Palm Beach Princess coastal entertainment vessel from the Port of Palm Beach under a bareboat charter

      o Commence operation of the Big Easy (formerly Empress II) under a bareboat charter following Coast Guard approval

      History of ITB

      o  Originally owner and operator of New Jersey horse racetracks

      o Former controlling shareholder caused company to incur significant borrowings to fund expansion plan that did not materialize

      o Francis W. Murray appointed by Board in October 2000 to unwind debt and successfully paid creditors in full

      o After selling the racetracks, entered day cruise gaming business in Palm Beach as operating business for ITB in April 2001


      The Palm Beach Princess

      o  Operates from the Port of Palm Beach under a 15-year lease agreement

      o  2004 revenue of $32.6  million with EBITDA of $8.8 million

         -  Hurricanes led to 33 cruise cancellations

         -  EBITDA impact of approximately $1.5 million

      o  Operating   team  led  by  Francis  X.  Murray

         -  EBITDA growth from approximately $3.0 million to current levels

         - Initiation and maintenance of operating procedures to improve customer satisfaction and grow EBITDA

         -  Continued growth in passengers and revenue


      The Palm Beach Princess

      o  420 foot,  6,659 gross tons with a passenger  capacity of approximately
         800

      o  15,000  square foot casino with  approximately  425 slot  machines,  29 table games, 7 poker tables and a sports book o 2004 handled approximately 275,000 passengers

      o  Offers cruises twice daily, seven days a week

      o Admission ticket includes gourmet buffet food service, entertainment and cruise ambiance

      The Big Easy

      o  Completed renovation and outfitting of vessel

      o  Awaiting final Coast Guard approval to commence operations

      o  Approximately $25 million total capital investment

      o  Operate under 12-year lease at the Port of Palm Beach

      The Big Easy

      o  237 foot with a passenger capacity of approximately 1,000

      o 26,000 square foot casino with approximately 530 slot machines, 23 table games, 8 poker tables and a sports book

      o  Will offer cruises twice daily,  seven days a week

      o Highly-themed New Orleans/Mardi Gras experience including 3 specialty restaurants and 4 bars

      o  Targeted to a different price point and broader patron audience

      The Port of Palm Beach

      o  Only  deep  water  port in Palm  Beach  County

         -  County population of approximately 1 million

         -  South Florida population within 100 miles over 6 million

      o  Proximate  on-site and valet  parking

         -  Disney-style tram to and from self-parking lots

      o  $30 million passenger terminal opened in 2003

         - Portion of $100 million recently completed Port of Palm Beach capital improvement project o Preferential berthing locations and scheduling

      o  Affluent customer base with high disposable income


      The Royal Star

      o  Purchased for approximately $600,000

      o  207-foot vessel with passenger capacity of approximately 500

      o 11,650 square foot casino floor with capacity for approximately 350 gaming positions

      o  Exploring options to utilize asset


      Where ITB is Headed

      o  Premier coastal entertainment operator

      o Growth of core Palm Beach market through multiple vessels, superior and diverse product offerings and exceptional customer service

      o  Enter new markets to diversify and grow

         -  Coastal gaming in the United States

         -  Coastal gaming in international jurisdictions

         -  Land-based opportunities in international jurisdictions

      o  Rename company to reflect core business


      Management Team

      o  Divided into four  operational  divisions

         -  Maritime, casino, sales & marketing and hospitality

         -  Supported by strong finance, legal, HR and IT teams

         - Divisional Vice Presidents have combined relevant experience of over 100 years

      o  Strong  infrastructure  that is scalable for new  opportunities

      o  Deep bench to support divisional vice presidents



                               Financial Overview

                                Scott I. Kaplan
                     Vice President - Strategic Development
                               and Capital Markets

      Palm Beach Princess - Revenue  ( In Millions)
---------------------------------------------------------------
      Fiscal Year End June 30,           Nine Months Ended
------------------------------------ --------------------------
     2002        2003        2004       3/28/04        4/3/05
 -----------  ----------  ---------    ----------  ------------
$    25.5    $   31.1    $   32.6    $    24.2    $     23.9




     Palm Beach Princess - 2004 Revenue By Source
------------------------------------------------------
     Gaming             Fare             On Board
----------------     ------------    -----------------
       84%               10%                6%




             Palm Beach Princess - EBITDA ( In Millions)
-----------------------------------------------------------------------
            Fiscal Year Ended June 30,           Nine Months Ended
------------------------------------------  ---------------------------
          2002         2003           2004        3/28/04        4/3/05
        --------     ---------     ----------    ----------    ---------
       $   5.1      $    9.1      $     8.8     $     6.7     $    6.9
Margin    19.9%         29.2%          27.1%         27.8%        28.9%




                              Palm Beach Princess - Operating Data
           --------------------------------------------------------------------
                    Fiscal Year Ended June 30,             Nine Months Ended
           -----------------------------------------   ------------------------
                2002           2003          2004        3/28/04        4/3/05
            ------------   ------------  -----------   -----------    ----------
Cruises          697           709            702           517           524

Passengers     232,803       262,346        274,266       200,590       203,751

Revenue/
Passenger  $   109.42     $  118.47     $   118.87    $   120.58     $  117.16




                         ITB Summary ( In Millions, except per share data)
                 --------------------------------------------------------------
                            Year Ended June 30,              Nine Months Ended
                 ----------------------------------------  --------------------
                      2002         2003          2004       3/31/04     3/31/05
                   ----------   ----------   ------------  ---------  ---------
Revenues         $    25.5    $    31.3     $    33.0      $  24.4    $   24.2

Expenses              23.6         25.1          27.6         20.3        23.2

Operating Income       1.8          6.2           5.3          4.2         1.0

Net Income             2.0          5.2          (6.8)         2.9         1.7

Per Share        $     0.17   $     0.54    $    (0.86)    $   0.29   $    0.16




        ITB Capitalization - as of 3/31/05
---------------------------------------------------

Short-term debt                    $      3,163,444
Vessel lease payable - current              879,238
                                     --------------
                                          4,042,682

Vessel lease payable - long-term         13,120,762
Other long-term debt                        310,216
                                     --------------
                                         13,430,978

Shareholders' equity                     33,214,216

Total Capotalization               $     50,687,876
                                     ==============

Cash and equivalents               $      1,495,777
Current assets                            4,663,976
Vessels, equipment & livestock     $     33,621,687




                                                    Reconciliation of EBITDA
                             ---------------------------------------------------------------------
                                      Fiscal Year Ended June 30,             Nine Months Ended
                             -----------------------------------------   -------------------------
                                  2002           2003          2004       3/28/2004      4/3/2005
                               ----------    -----------   -----------   -----------   -----------
ITB Operating Income         $  1,846,812  $   6,234,242 $   5,329,644  $  4,152,458  $    995,095

Plus:
 ITB Overhead                   2,147,414      1,452,047     1,658,761     1,179,085     1,429,202
 ITG Bankruptcy Cost                    -        841,348       417,454       388,759             -
 ITB Development Cost             933,814        306,952       700,580       486,852     1,096,988
 Big Easy Development Cost              -              -             -             -     1,738,375
 Royal Star Development Cost            -              -             -             -       118,754
 Depreciation & Amortization      144,294        254,082       739,871       514,007     1,521,596
                               ----------    -----------   -----------   -----------   -----------
Palm Beach Princess EBITDA   $  5,072,334  $   9,088,671     8,846,310  $  6,721,161  $  6,900,010
                               ----------    -----------   -----------   -----------   -----------


      ITG Vegas Chapter 11 Proceedings

      o Operating subsidiary, ITG Vegas, Inc. entered Chapter 11 on 1/3/03 due to balloon payment that could not be refinanced - 9/11 altered market conditions - Short operating history

      o ITGV was the obligor for a $13.75 million debt to an inflexible note holder

      o Within nine months, a consensual Plan of Reorganization, declared effective 10/15/03

      o  Paid all creditors 100% plus interest

      o July 2004, completed $20 million financing to refinance original note and purchase and refurbish the Big Easy

      Other Assets

      o  Current NOL of approximately $107 million

         -  Currently  enjoy  full  usage of NOL

         -  AMT income tax for federal purposes

      o  Notes receivable of approximately $12 million

         - Principal repayment plus upside potential in underlying real estate developments in Cherry Hill, NJ and Ft. Lauderdale, FL

      Interim Update

      o  ITB EBITDA and net income  severely  impacted by delay in launch of Big
         Easy

         -  Maintenance of payroll

         -  Carrying cost of associated debt

      o Year-to-date Palm Beach Princess gaming revenue slightly ahead of last year's results on nominally lower passenger counts

      o June 30, 2005 roll-up of capital leases and $2.3 million increase to borrowings

         -  Extend maturities to July 2009

         -  Convert capital leases to note structure

         -  Maintain existing interest rates